SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):
                        November 28, 1995


                     HEALTH CARE REIT, INC.
        (Name of registrant as specified in its chapter)



         Delaware                  1-8923          34-1096634
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)    Identification No.)



One SeaGate, Suite 1950, P.O. Box 1475, Toledo, Ohio     43603-1475
    (Address of principal executive offices)             (Zip Code)



(Registrant's telephone number, including area code):  419-247-2800



                This instrument contains 6 pages.

             The Exhibit Index is located on page 4.
<page.



ITEM 5.   OTHER EVENTS

          At Health Care REIT, Inc.'s Annual Meeting of Stockholders held on November 28, 1995, the stockholders approved all proposals which included i) the merger of the Company's manager, First Toledo Advisory Company, with and into the Company;
ii) the approval of the Company's 1995 Stock Incentive Plan; iii) the election of Messrs. Glowacki, Thompson and Unverferth as Directors for terms of three years; and iv) the ratification of the appointment of Ernst & Young LLP as independent auditors for the year 1995.

          Additionally, the Company announced that it became a self-administered REIT through completion of the merger of First
Toledo Advisory Company and the Company.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.

                    None.

          (b)  Pro Forma Financial Information.

                    None.

          (c)  Exhibits.

                     i)  Press Release dated November 28, 1995.
                    ii)  Press Release dated December 1, 1995.

                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HEALTH CARE REIT, INC.



                              By:  /S/   GEORGE L. CHAPMAN
                                  -------------------------------
                                         George L. Chapman

                              Its:   President



Dated:   December 8, 1995

                           EXHIBIT INDEX


                 Designation
                Number Under
                 Item 601 of
Exhibit No.     Regulation S-K         Description          Page #
----------      --------------     -------------------      ------

    1                 21           Press Release dated        5
                                    November 28, 1995

    2                 21           Press Release dated        6
                                    December 1, 1995